UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2023
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1415 W. 22nd Street, Oak Brook, Illinois
(Address of principal executive offices)
60523
(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 24, 2023, the Board of Directors (the “Board”) of Federal Signal Corporation (the “Company”) approved the Second Amended and Restated By-Laws of the Company (the “By-Laws”). The Board approved the By-Laws in order to address universal proxy rules set forth in Rule 14a-19 as adopted by the U.S. Securities and Exchange Commission, which are generally applicable to the nomination of a director nominee by a stockholder of the Company. The material modifications contained in the By-Laws include the following:
a.Requiring a nominating stockholder to comply with the new process requirements of Rule 14a-19, including a representation that it intends to solicit proxies from stockholders representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors;
b.Requiring a nominating stockholder to use a proxy card color other than white;
c.Requiring a nominating stockholder to comply with the new information requirements of Rule 14a-19; and
d.Clarifying that if a nominating stockholder fails to comply with Rule 14a-19, the Company will disregard any proxies or votes in favor of a stockholder nominee.
The foregoing description of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws, a copy of which is filed herewith as Exhibit 3.1.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
	3.1	Second Amended and Restated By-Laws of the Company
	104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: October 24, 2023	By:	/s/ Ian A. Hudson
Ian A. Hudson, Senior Vice President and Chief Financial Officer